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Exhibit 24.1

DIRECTORS AND OFFICERS OF
MASISA S.A.

REGISTRATION STATEMENT

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and officers of Masisa S.A., a corporation (sociedad anónima abierta) organized under the laws of Chile (the "Company"), hereby (1) constitutes and appoints Enrique Cibié B., Alejandro Droste B. and Patricio Reyes U., collectively and individually, as his or her true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (i) one or more Registration Statements on Form F-1, or other appropriate form (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of the Company's securities, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with, or submitted to, the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

        IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 29th day of September, 2005.

/s/ JULIO MOURA Julio Moura Chairman and Director	/s/ RONALD DEGEN Ronald Degen Vice-President and Director
/s/ PATRICK A. NIELSON Patrick A. Nielson Director	Jorge Carey T. Director
/s/ ENRIQUE SEGUEL M. Enrique Seguel M. Director	Antonio Tuset J. Director
Juan Carlos Méndez G. Director

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  Exhibit 24.1
DIRECTORS AND OFFICERS OF MASISA S.A. REGISTRATION STATEMENT POWER OF ATTORNEY